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                                                                   Exhibit 10.92

                           TRANSFER AGENT INSTRUCTIONS

                          BIOSHIELD TECHNOLOGIES, INC.

                                 June 14, 2000

American Stock Transfer
40 Wall Street
New York, New York  10005

ATTN: WILBERT MYLES

Dear Mr. Myles:

         Reference is made to that certain Securities Purchase Agreement, of even date herewith, by and among BioShield Technologies, Inc., a Georgia corporation (the "COMPANY"), and each of the subscribers listed in Exhibit "A" attached hereto (collectively, the "HOLDERS") pursuant to which the Company is issuing to the Holders an aggregate of 200 shares of Series B Preferred Stock, no par value, of the Company (the "PREFERRED SHARES"). This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue shares (the "CONVERSION SHARES") of Common Stock, no par value (the "COMMON STOCK"), of the Company to or upon the order of a Holder from time to time upon (i) surrender to you of a properly completed and duly executed Conversion Notice, in the form attached hereto as Exhibit I, which has been properly agreed and acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon and (ii) certificates representing Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction). So long as you have previously received: (i) written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares has been declared effective by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT"), and (ii) a copy of such Registration Statement, Certificates representing the Conversion Shares shall not bear any legend restricting transfer of the Conversion Shares thereby and should not be subject to any stop-transfer restriction. However, if you have not previously received (i) written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares has been declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and (ii) a copy of such registration statement, then the certificates representing the Conversion Shares shall bear the following legend:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE
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         SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A REASONABLY ACCEPTABLE
         FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

provided, however, that the Company may from time to time notify you to place stop transfer restrictions on the certificates for the Conversion Shares in the event a registration statement covering the Conversion Shares is subject to amendment for events then current.

         An opinion of counsel to the Company that the issuance of the Conversion Shares to the Holders will be exempt from registration under the 1933 Act is attached hereto as Exhibit II.

         Please be advised that the Holders are relying upon this letter as an inducement to enter into the Securities Purchase Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

         Should you have any questions concerning this matter please contact me at (770) 326-9890.

                                       Very truly yours,

                                       BIOSHIELD TECHNOLOGIES, INC.

                                       By:_____________________________________
                                       Name:

                                       Its:

ACKNOWLEDGED AND AGREED:

TRANSFER AGENT

By:______________________________________
Name: ___________________________________
Title: ____________________________________
Date: ____________________________________

Enclosure

cc: Holders
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                                   EXHIBIT "A"

                               SCHEDULE OF BUYERS

--------------------------------------------------------------------------------



                                                               NUMBER OF SERIES
                                                               B PREFERRED
BUYER'S NAME           ADDRESS/FACSIMILE NUMBER OF BUYER       SHARES

--------------------------------------------------------------------------------

WILSON LLC             c/o Citco Trustees (Cayman) Ltd.        500
                       Attn: David Sims
                       Corporate Centre, Windwood One
                       West Bay Road
                       P.O. Box 31106 SMB
                       Grand Cayman, Cayman Islands
                       284-494-4771
--------------------------------------------------------------------------------
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                                    EXHIBIT I

                          BIOSHIELD TECHNOLOGIES, INC.

                                CONVERSION NOTICE

         Reference is made to the Amendments to the Articles of Incorporation of BioShield Technologies, Inc.. (the "AMENDMENT"). In accordance with and pursuant to the Amendment, the undersigned hereby elects to convert the number of shares of Series B Convertible Preferred Stock, no par value per share (the "SERIES B PREFERRED SHARES"), of BioShield Technologies, Inc., a Georgia corporation (the "COMPANY"), indicated below into shares of Common Stock, no par value per share (the "COMMON STOCK"), of the Company, by tendering the stock certificate(s) representing the share(s) of Series B Preferred Shares specified below as of the date specified below.

         The undersigned acknowledges that any sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series B Preferred Shares shall be made only pursuant to (i) a registration statement effective under the Securities Act of 1933, as amended (the "ACT"), or (ii) advice of counsel that such sale is exempt from registration required by Section 5 of the Act.

                                             Date of Conversion:

                                             -----------------------------------

                                             Number of Series B
                                             Preferred Shares to be converted

                                             -----------------------------------

                                             Stock certificate no(s). of Series
                                             B Preferred Shares to be converted:

                                             -----------------------------------

Please confirm the following information:

                                             Conversion Price:

                                             -----------------------------------

                                             Ten Days Comprising Pricing Period
                                             and Three Lowest Prices:

                                             -----------------------------------

                                             Number of shares of Common
                                             Stock to be issued:

                                             -----------------------------------
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please issue the Common Stock into which the Series B Preferred Shares are being converted in the following name and to the following address:

                                   Issue to:(1)

                                   ---------------------------------------------

                                   ---------------------------------------------
                                   Facsimile Number:

                                   ---------------------------------------------

                                   Authorization:

                                   ---------------------------------------------
                                   By:
                                      ------------------------------------------

                                   Title:
                                         ---------------------------------------
                                   Dated:
                                         ---------------------------------------


ACKNOWLEDGED AND AGREED:

BIOSHIELD TECHNOLOGIES, INC.

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------
Date:
      -------------------------------







---------------
         (1)If other than to the record holder of the Series B Preferred Shares, any applicable transfer tax must be paid by the undersigned.
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                                   EXHIBIT II

                          BIOSHIELD TECHNOLOGIES, INC.

Attached hereto.